UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 3, 2009

Keryx Biopharmaceuticals, Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
 (Address of Principal Executive Offices)

(212) 531-5965
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           On April 3, 2009, the Audit Committee of the Board of Directors of Keryx Biopharmaceuticals, Inc. (the "Company") approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.  The client-auditor relationship between the Company and KPMG has ceased, effective immediately.

During the two fiscal years ended December 31, 2008 and the subsequent interim period through April 3, 2009, there were no:  (1) disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have been referred to in their reports, or (2) reportable events.

The audit reports of KPMG LLP on the consolidated financial statements of Keryx Biopharmaceuticals, Inc. and subsidiaries as of and for the years ended December 31, 2008 and 2007, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report on the consolidated financial statements of Keryx Biopharmaceuticals, Inc. and subsidiaries as of and for the year ended December 31, 2008 contained separate paragraphs stating:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred substantial recurring losses from operations, a deficiency in equity, limited cash, cash equivalents, and short-term investment securities, and illiquid investments in auction rate securities that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 4 to the consolidated financial statements, the Company has changed its method of accounting for the fair value of financial assets and liabilities in 2008 due to the adoption of Statement of Financial Accounting Standards No. 157, ‘Fair Value Measurements.’ ”

The audit report of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided KPMG with a copy of this Form 8-K.  Exhibit 16.1 attached hereto is a copy of KPMG's letter to the Company, dated April 9, 2009.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit Number	Description
16.1	Letter from KPMG LLP, dated April 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc. (Registrant)

Date: April 9, 2009	By:	/s/ James F. Oliviero
James F. Oliviero
Vice President, Finance

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter from KPMG LLP, dated April 9, 2009.